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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 24, 2003

CYOP Systems International Incorporated
(the "Company")
(Exact name of Registrant as specified in its charter)

Nevada	000-32355	98-0222927
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 - 425 Carrall Street
Vancouver, BC, Canada, V6B 6E3

 (604) 685-0696
(Address and telephone number of principal executive offices, including Zip Code)

ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE

By a majority of the vote of the shareholders holding 18,820,000 shares of the 28,474,682 shares outstanding of the Company, and by Directors resolutions, the Company amended and filed with the Nevada Secretary of State, on September 24, 2003, Certificate of Amendment to the Articles of the Company.  Article IV of the Articles was amended, so that the authorized capital of the Company increased from 100,000,000 shares of voting common stock to 500,000,000 shares of voting common stock and the par value decreased from $0.0001 per share to $0.00002 per share.

Accordingly, the Company completed a 5 to 1 forward split l which was effected on October 1, 2003.  The Company's new trading symbol is CYOS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements - not applicable

Exhibits

Number	Document
99.1	Director's Resolutions
99.2	Shareholder's Resolutions
99.3	Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

October 7, 2003

(Signature)	Cyop Systems International Incorporated By:/s/ "Mitch White" Mitch White Chairman and CEO
(Signature)	Cyop Systems International Incorporated By:/s/ "Andrea Carley" Andrea Carley Secretary